Exhibit 99.1

Streamline Health® Expands SaaS Portfolio Through Acquisition of Avelead

Projected Accretive Acquisition To Expand Capabilities To Improve Healthcare Providers’ Revenue Cycle Performance

Atlanta, GA – August 16, 2021– Streamline Health Solutions, Inc. (NASDAQ: STRM) (“Streamline”) provider of the eValuator™ Revenue Integrity Program to help healthcare providers proactively address revenue leakage and compliance exposure, today announced the acquisition of Avelead Consulting, LLC (“Avelead”), a recognized leader in providing solutions and services to improve Revenue Integrity for healthcare providers nationwide. The acquisition is expected to expand top-line revenue while accelerating generation of positive EBITDA, providing a foundation for accelerated growth.

Atlanta-based Avelead, founded in 2014, develops technology solutions that automate and improve the hospital revenue cycle, enabling hospitals to recognize lost revenue. The acquisition adds successful, SaaS solutions with an aggregate annual recurring revenue (ARR) run rate of $5.7 million as of June 30, 2021. Avelead’s total revenue for the twelve months ended June 30, 2021 was $10.2 million, $4.7 million of which was from software subscriptions. Avelead’s software solutions are complementary to Streamline’s, with solutions positioned in the revenue cycle adjacent Streamline’s eValuator pre-bill coding audit technology. These solution sets are currently utilized in some of the largest hospital systems nationwide.

Terms of the deal include closing cash and stock consideration valued at $20 million, subject to customary post-closing adjustments for working capital, cash, debt and transaction expenses, and a performance-based earnout with an estimated value of $15 million. The acquisition is expected to be financed by a $10 million term loan from Bridge Bank, cash on Streamline’s balance sheet and restricted shares of Streamline’s common stock.

“We are pleased to add Avelead’s talented team and innovative technologies to our growing company,” stated Tee Green, President and Chief Executive Officer, Streamline Health. “This acquisition, which we expect will be immediately accretive, better positions us to fulfill our mission to help providers improve their financial performance by ensuring the capture of compliant revenue – and the mitigation of over billing risk – before a bill goes out the door. Avelead’s solutions and services, designed to improve financial performance by capturing or regaining lost revenue, will complement and extend the value we can deliver to our customers.

We believe this acquisition accelerates our responsiveness to the market and amplifies our ability to proactively develop technologies to improve revenue cycle performance, imperative in a world where the complexities of healthcare provider documentation, coding and billing continue to increase.”

“We have enjoyed significant growth since starting our company in 2014,” stated Jawad Shaikh, Executive Director, Avelead. “Recently we began exploring new avenues to accelerate that growth. The opportunity to join forces with Streamline with their market vision and senior leadership team was very attractive to us and our customers.”

Following the acquisition, Avelead will be referred to as Avelead, a Streamline Health Company. Jawad Shaikh will continue to lead the organization as CEO and President of Avelead. The company will seek to leverage synergies in back-office functions.

Transaction Details

Streamline is acquiring Avelead on a cash-free and debt-free basis subject to customary post-closing adjustments for working capital, cash, debt and transaction expenses. Terms of the acquisition include closing consideration of $12 million of cash and $8 million of common stock of Streamline at a deemed price of $1.59 per share (the average closing price of Streamline stock for the thirty (30) trading days immediately preceding the closing date of the acquisition). The owners of Avelead will also be entitled to a performance-based earnout of cash and stock based on recurring SaaS revenues generated by Avelead’s software solutions over the 24 month period following closing, with an estimated total value of $15 million. The future earnout payments will be paid in a combination of cash and Streamline common stock. Avelead’s management will continue to lead the business and have been granted options to purchase an aggregate of 583,333 shares of Streamline stock at a strike price of $1.53 per share, vesting over the next three years.

Capital Clarity served as the exclusive financial advisor to Streamline and assisted in structuring and negotiating the transaction on its behalf.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge – providing actionable insights that support revenue cycle optimization for healthcare enterprises. We deliver integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare – for society, our clients, the communities they serve, and the individual patient.

For more information, please visit our website at www.streamlinehealth.net.

About Avelead

Avelead provides innovative technology solutions that automate and improve revenue cycle in healthcare. Avelead’s SaaS cloud-based platform provides hospitals and health systems with solutions focused on key areas of Revenue Cycle: Patient Financial Services, Revenue Integrity, Revenue Optimization, and Cost Savings. Avelead’s solutions allow providers to set the cruise control on their Clinically Driven Revenue Cycle. Avelead – Automating Revenue Cycle.

For more information about Avelead’s services and solutions, visit www.avelead.com or email media@avelead.com. Connect with us on Twitter, LinkedIn, Instagram, and Facebook.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding Streamline’s acquisition of Avelead. These statements are subject to various risks and uncertainties, many of which are outside our control, including, among others, the potential failure to realize the intended benefits from the acquisition of Avelead, including, without limitation, the inability to realize the anticipated cost synergies in the anticipated amounts or within the contemplated timeframes and the inability to realize the anticipated revenues, expenses, earnings and other financial results. Additional factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell Streamline’s solutions, the ability of Streamline to control costs, the effects of cost-containment measures implemented by Streamline, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which Streamline operates and nationally, and Streamline’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in Streamline’s filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Streamline undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Jacob Goldberger

Director, Investor Relations and FP&A

(303) 887-9625

Jacob.goldberger@streamlinehealth.net